UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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United Airlines Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 20, 2020. Z77032 - D09208 UNITED AIRLINES HOLDINGS, INC. UNITED AIRLINES HOLDINGS, INC. 233 SOUTH WACKER DRIVE CHICAGO, IL 60606 Meeting Information Meeting Type: Annual Meeting of Stockholders For holders as of: April 1, 2020 Date: May 20, 2020 Time: 9:00 a.m., Central TimeLocation: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/UAL2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/UAL2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT 401(K) PLANS LETTER How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com *    If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 6, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/UAL2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Carolyn Corvi 1b. Barney Harford 1c. Michele J. Hooper 1d. Walter Isaacson 1e. James A. C. Kennedy 1f. J. Scott Kirby 1g. Oscar Munoz 1h. Edward M. Philip 1i. Edward L. Shapiro 1j. David J. Vitale 1k. James M. Whitehurst Z77032 - D09210 2. Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020 3. Advisory Vote to Approve the Compensation of the Company's Named Executive Officers The Board of Directors recommends you vote AGAINST the following proposals: 4. Stockholder Proposal Regarding Stockholder Action by Written Consent, if Properly Presented Before the Meeting 5. Stockholder Proposal Regarding a Report on Lobbying Spending, if Properly Presented Before the Meeting 6. Stockholder Proposal Regarding a Report on Global Warming-Related Lobbying Activities, if Properly Presented Before the Meeting NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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